UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2018 (May 10, 2018)

UNION PACIFIC CORPORATION

(Exact name of registrant as specified in its charter)

Utah	1-6075	13-2626465
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1400 Douglas Street, Omaha, Nebraska	68179
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (402) 544-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Union Pacific Corporation (the Company) held its 2018 Annual Meeting of Shareholders on May 10, 2018,  in Omaha, Nebraska (the Meeting).  Of the 775,579,258 shares outstanding and entitled to vote at the Meeting, 692,264,403 shares were present at the Meeting in person or by proxy, constituting a quorum of approximately 89.3%.  The shareholders of the Company’s common stock (the Shareholders) considered and voted upon four proposals at the Meeting.

Proposal 1 – Election of Directors

The Shareholders elected each of the following directors to serve a term of one year, ending at the time of the next Annual Meeting of Shareholders in 2019 (or until a successor is elected) pursuant to the By-Laws of the Company and the applicable laws of the State of Utah:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Andrew H. Card, Jr.	593,616,829	10,503,877	875,046	87,268,651
Erroll B. Davis, Jr.	586,812,891	17,221,270	961,591	87,268,651
David B. Dillon	601,053,686	2,904,110	1,037,956	87,268,651
Lance M. Fritz	580,557,467	18,001,068	6,437,217	87,268,651
Deborah C. Hopkins	601,518,710	2,484,697	992,345	87,268,651
Jane H. Lute	601,596,449	2,477,019	922,284	87,268,651
Michael R. McCarthy	583,281,499	13,365,599	8,348,654	87,268,651
Thomas F. McLarty III	592,900,839	11,097,610	997,303	87,268,651
Bhavesh V. Patel	597,872,690	6,150,090	972,972	87,268,651
Jose H. Villarreal	600,324,137	3,688,245	983,370	87,268,651

Proposal 2 – Ratification of Appointment of Deloitte & Touche LLP as Independent Registered Public Accounting Firm for the Year Ending December 31, 2018

The Shareholders voted for the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2018 by the following count:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
670,901,001	20,168,342	1,195,060	0

Proposal 3 – Advisory Vote to Approve Executive Compensation (“Say on Pay”)

The Shareholders approved, on an advisory (non-binding) basis, the compensation of the Company’s Named Executive Officers, by the following count:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
570,897,397	31,856,641	2,241,714	87,268,651

Proposal 4 – Shareholder Proposal Regarding Independent Board Chairman

A shareholder of the Company submitted a proposal requesting that the Board of Directors adopt a policy that the Chairman of the Board of Directors shall be an independent director.  The Shareholders voted against Proposal 4 by the following count:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
168,363,822	434,348,989	2,282,941	87,268,651

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 11, 2018

UNION PACIFIC CORPORATION

By:	/s/ James J. Theisen, Jr.
James J. Theisen, Jr.
Vice President Corporate Law & Compliance and Assistant Secretary